UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street
Boston,	Massachusetts	02114
(Address of principal executive offices, including zip code)
(617) 247-1717
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 8, 2023, Rapid7, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.
At the Annual Meeting, the Company's stockholders voted on the following three proposals: (i) to elect the nine nominees for director to hold office until the 2024 Annual Meeting of Stockholders (“Proposal 1”), (ii) to ratify the selection by the Audit Committee of the Company’s board of directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (“Proposal 2”), and (iii) to approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2023 (“Proposal 3”). The final results of the voting on each proposal are set forth below.
Proposal 1 - Election of Directors

The Company’s stockholders approved Proposal 1. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Berry	44,333,663	1,199,944	6,292,534
Marc Brown	44,667,647	865,960	6,292,534
Judy Bruner	43,667,359	1,866,248	6,292,534
Ben Holzman	40,620,400	4,913,207	6,292,534
Christina Kosmowski	44,716,858	816,749	6,292,534
J. Benjamin Nye	40,459,118	5,074,489	6,292,534
Tom Schodorf	44,664,869	868,738	6,292,534
Reeny Sondhi	44,726,919	806,688	6,292,534
Corey Thomas	41,574,291	3,959,316	6,292,534

There were no abstentions with respect to Proposal 1.

Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of Directors of KPMG LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2023

The Company’s stockholders approved Proposal 2. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,671,662	136,172	18,307	—

Proposal 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,271,966	4,236,992	24,649	6,292,534

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: June 12, 2023	By:	/s/ Tim Adams
Tim Adams
Chief Financial Officer